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                                                                 Exhibit 23(b)

                       INDEPENDENT AUDITORS' CONSENT



The Board of Directors
The Toro Company:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the headings "Selected Historical and Pro Forma Financial and Other Data" and "Experts" in the prospectus.



                                          /s/ KPMG Peat Marwick LLP
                                              KPMG Peat Marwick LLP

Minneapolis, Minnesota
June 9, 1997